Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

SMART Small Cap ETF (SSCP)

SMART Mid Cap ETF (SMCP)

each listed on NYSE Arca, Inc.

November 2, 2026

Supplement to the Summary Prospectuses, each dated May 8, 2026 and the Statutory Prospectus, dated May 5, 2026, as previously supplemented

Effective immediately, the first paragraph under the sub-heading “Portfolio Construction and Management” in each Fund’s Summary Prospectus, and on pages 2 and 7 of the Statutory Prospectus, is deleted and replaced with the following paragraph:

For the SMART Small Cap ETF:

The Sub-Adviser weights the Fund’s portfolio using third-party proprietary metrics that consider factors such as price to earnings ratios and stocks’ past retracements (that is, the extent to which a stock has pulled back from prior price highs). The Fund limits the maximum weighting of any individual position to 7% of the Fund’s total assets. Although the Fund may invest across various market sectors, exposure to any single sector is limited to no more than 28% of the Fund’s total assets. The Fund’s investment in REITs is limited to no more than 10% of the Fund’s total assets.

For the SMART Mid Cap ETF:

The Sub-Adviser weights the Fund’s portfolio using third-party proprietary metrics that consider factors such as stocks’ past retracements (that is, the extent to which a stock has pulled back from prior price highs), and current trend strength (a measure of how consistently and strongly a stock’s price has been moving in its recent direction). The Fund limits the maximum weighting of any individual position to 8% of the Fund’s total assets. Although the Fund may invest across various market sectors, exposure to any single sector is limited to no more than 25% of the Fund’s total assets. The Fund’s investment in REITs is limited to no more than 10% of the Fund’s total assets.

Please retain this Supplement for future reference.